                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 1999

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
       ------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)

           Delaware                     333-38073                13-3416059
           --------                     ---------                ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281
                            ------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-3860



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Item 5. Other Events.

     On or about November 4, 1999, the Registrant will cause the issuance and sale of its Mortgage Pass-Through Certificates, Series 1999-C1 pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1999, among the Registrant, ORIX Real Estate Capital Markets, LLC, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of the Series 1999-C1, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class IO Certificates (the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and PaineWebber Incorporated ("PWI" and, together with MLPF&S, the "Underwriters"), that each Underwriter has, following the effective date of Registration Statement No. 333-38073, furnished to its prospective investors certain yield tables and other computational materials (in the case of MLPF&S, the "MLPF&S Computational Materials" and in the case of PWI, the "PWI Computational Materials") with respect to the Underwritten Certificates. The MLPF&S Computational Materials, which are listed as Exhibit 1 hereto, and the PWI Computational Materials, which are listed as Exhibit 2 hereto, are being filed on Form SE dated November 2, 1999.

     The MLPF&S Computational Materials have been provided by MLPF&S and the PWI Computational Materials have been provided by PWI. The information in the MLPF&S Computational Materials and the PWI Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The MLPF&S Computational Materials were prepared by the MLPF&S and the PWI Computational Materials were prepared by PWI, in each case at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The MLPF&S Computational Materials and the PWI Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement, and may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the MLPF&S Computational Materials and the PWI Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans expected to be deposited in trust under the Pooling and Servicing Agreement (the "Mortgage Loans") may differ from the assumptions used in the MLPF&S Computational Materials and the PWI Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such


                                       -2-

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assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

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Item 7. Financial Statements and Exhibits.

     (a) Financial Statements.
         ---------------------
         Not applicable.

     (b) Pro Forma Financial Information.
         --------------------------------
         Not applicable.

     (c) Exhibits.
         ---------

                   Item 601(a) of Regulation
Exhibit Number     S-K Exhibit No.               Description
--------------     -------------------------     -----------
      1                       99                 MLPF&S Computational Materials
                                                 filed on Form SE dated November
                                                 2, 1999.

      2                       99                 PWI Computational Materials
                                                 filed on Form SE dated November
                                                 2, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ Michael M. McGovern
                                            ------------------------------
                                            Name:  Michael M. McGovern
                                            Title: Secretary and Director


Dated: November 2, 1999

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                                  EXHIBIT INDEX

The following exhibit is being filed herewith:

                 Item 601(a) of
                 Regulation
Exhibit Number   S-K Exhibit No.   Description                          Page
--------------   ---------------   -----------                          ----
1                99                MLPF&S Computational Materials
                                   filed on Form SE dated November
                                   2, 1999.

2                99                PWI Computational Materials
                                   filed on Form SE dated November
                                   2, 1999.


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